Loss per share	12 Months Ended
Dec. 31, 2018
Loss per share
Loss per share

8.   Loss per share

Basic loss per share is calculated by dividing the loss attributable to equity holders of the Group by the weighted average number of shares in issue during the year.  Diluted EPS is computed by dividing net income (loss) by the weighted average of all potentially diluted share of common stock that were outstanding during the periods presented.

The treasury stock method is used in the calculation of diluted EPS for potentially dilutive liability classified options and warrants, which assumes that any proceeds received from the exercise of in-the-money options and warrants, would be used to purchase common shares at the average market prices for the period.

	Year ended	Year ended	Year ended
	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
(in thousands, except share and per share data)	US $	US $	US $
Basic
Net loss	(13,985)	(44,810)	(40,324)
Basic weighted average shares in issue	284,530,534	231,530,091	116,558,191
Basic loss per share	(0.05)	(0.19)	(0.35)

Diluted
Net loss	(13,985)	(44,810)	(40,324)
Effect of dilutive securities: liability-classified warrants	(6,654)	—	—
Diluted net loss	(20,639)	(44,810)	(40,324)

Weighted average shares in issue - basic	284,530,534	231,530,091	116,558,191
Incremental dilutive shares from liability-classified warrants (treasury stock method)	2,601,154	—	—
Weighted average shares in issue - diluted	287,131,688	231,530,091	116,558,191
Diluted net loss	(0.07)	(0.19)	(0.35)

The following potentially dilutive securities outstanding at December 31, 2018, 2017 and 2016 have been excluded from the computation of diluted weighted average shares outstanding, as they would be antidilutive.

	2018	2017	2016

Warrants	12,878,944	49,399,947	5,726,364
Share options	18,387,038	17,065,534	6,810,357
	31,265,982	66,465,481	12,536,721